Exhibit 99.2

2014: 1st Quarter and Full-Year Guidance Production 1Q FY 2014 Natural Gas MMcf/d 952 - 962 960 - 969 Oil Mbbl/d 23.0 - 23.3 28.1 - 28.5 NGL Mbbl/d 19.0 - 19.2 19.6 - 19.9 Total MMcfe/d 1,204 - 1,217 1,246 - 1,259 Cap Ex ($ in Millions) 1Q FY 2014 Growth Basins Piceance $100 - $110 $475 - $495 Williston 140 - 150 580 - 600 San Juan Gallup 35 - 40 155 - 180 Other Appalachia 15 - 20 20 - 30 Other1 0 - 5 10 - 15 Land 10 - 20 75 - 85 Exploration 15 - 20 25 - 30 Total Domestic $315 - $365 $1,340 - $1,435 International2 20 - 30 80 - 90 Total Capital $335 - $395 $1,420 - $1,525 Number of Rigs 1Q FY 2014 Piceance Valley 6.0 6.6 Piceance Highlands 1.0 1.3 Piceance Niobrara 1.0 1.0 Total Piceance 7.0 9.0 Williston 4.0 4.9 San Juan Gallup 1.7 1.8 Total Rigs 12.7 15.7 % of Net Realized Price3 1Q FY 2014 Natural Gas - NYMEX 83% - 86% 81% - 87% Oil - WTI 83% - 86% 84% - 87% NGL - OPIS/ Mt Belvieu5 76% - 80% 76% - 80% Expenses 1Q FY 2014 $ per Mcfe LOE $0.74 - $0.76 $0.73 - $0.75 DD&A 1.85 - 1.90 1.92 - 2.02 GP&T 0.97 - 1.01 0.93 - 0.98 SG&A 0.67 - 0.69 0.63 - 0.67 Production Tax 0.38 - 0.42 0.38 - 0.43 $ in Millions Gas Management (Inc)/ Exp4 ($20) - ($25) $45 - $55 Exploration 25 - 30 70 - 80 Interest Expense 29 - 30 130 - 140 Equity (Earnings) Loss (4) - (6) (20) - (25) Tax Rate 1Q FY 2014 Corporate Tax Rate 33% - 37% 33% - 37% 1 Other includes expenditures for Powder River and Other basins. 2 International is a self-funded entity and does not receive any cash from WPX Energy. 3 Percentage of realized price ranges for NYMEX, WTI and OPIS exclude hedges, but include basis differential and revenue adjustments. Assumes $4.00 NYMEX, $90.00 WTI and $41.59 composite barrel Mt. Belvieu. 4 Gas Management impact is net of revenues and expenses and includes unutilized transport capacity. 5 Assumed NGL composite barrel: Ethane 37%, Propane 28%, Isobutane 8%, Norm-Butane 7% and Natural Gasoline 20%. WPXENERGY WPX Operational Update | February 27, 2014 14

WPX Portfolio Piceance 3,019 Bcfe Proved 11,878 Bcfe 3P 221,186 Net Acres Williston 105 MMboe Proved 176 MMboe 3P 80,736 Net Acres SanJuan 517 Bcfe Proved 1,645 Bcfe 3P 160,825 Net Acres Applachia 328 Bcfe Proved 1,555 Bcfe 3P 87,994 Net Acres Powder River 245 Bcfe Proved 657 Bcfe 3P 360,002 Net Acres Apco1 22 MMboe Proved 58 MMboe 3P 385,796 Net Acres Total2 4,905 Bcfe Proved 17,211 Bcfe 3P 1,554,635 Net Acres WILLISTON BASIN POWDER RIVER BASIN PICEANCE BASIN SAN JUAN BASIN ARGENTINA Natural Gas Oil Natural Gas & Natural Gas Liquids Note: Acreage, Proved and 3P numbers are as of 12/31/13. 1 Reflects WPX’s 69% ownership in APCO, as well as additional acreage owned by WPX. 2 Total includes other reserves and acreage not depicted on slide. WPX Operational Update | February 27, 2014 18 WPXENERGY

Key Statistics by Basin Net Acreage (YE2013) 2014 Average Rig Count (Op)¹ 2013 Production (MMcfe/d) Oil/NGL Focused 3P Gross Drilling Locations Proved Reserves (YE2013 Bcfe) 3P Reserves (YE2013 Bcfe) Primary Areas of Focus Piceance1 221,186 9 727 X 9,023 3,019 11,878 Williston 80,736 4.9 14.8 Mboe/d X 369 105.5 MMboe 176 MMboe San Juan2 160,825 1.7 123 X 1,376 517 1,645 Appalachia 87,994 0 83 417 328 1,555 Total 550,741 15.6 1,022 11,185 4,497 16,133 Exploration Exploration X Other Powder River 360,002 0 174 836 245 657 Apco3 385,796 0 9.0 Mboe/d X 664 22 MMboe 58 MMboe Other 258,096 0 8.0 495 20 72 1 Piceance includes Niobrara acreage, which may be underlying existing leasehold acreage 2San Juan Legacy includes both shallow and deep rights 3Reflects WPX’s 69% ownership, except 3P drilling locations, which are gross. Chart numbers affected by rounding. WPX Operational Update | February 27, 2014 19 WPXENERGY

2012 - 13 Daily Production 2012 2013 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Domestic Production Gas (MMcf/d) 1,114 1,123 1,058 1,051 1,005 989 993 953 Oil (Mbbl/d) 10.4 12.3 11.7 13.6 13.8 15.1 17.1 18.9 NGLs (Mbbl/d) 30.2 30.5 28.4 24.5 21.2 20.8 19.7 19.7 MMcfe/d 1,357 1,380 1,298 1,279 1,215 1,205 1,214 1,184 International Production Gas (MMcf/d) 19 19 20 19 17 18 19 19 Oil (Mbbl/d) 5.6 6.2 6.2 5.8 5.6 6.1 5.3 5.3 NGLs (Mbbl/d) 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.4 MMcfe/d 56 59 61 57 53 57 53 53 Total Production Gas (MMcf/d) 1,133 1,142 1,078 1,070 1,021 1,007 1,012 971 Oil (Mbbl/d) 16 .0 18.5 17.9 19.4 19.4 21.2 22.4 24.2 NGLs (Mbbl/d) 30.7 31.0 28.9 25.0 21.7 21.3 20.1 20.1 MMcfe/d 1,413 1,439 1,359 1,336 1,268 1,262 1,267 1,237 WPX Operational Update | February 27, 2014 20 WPXENERGY

Apco Highlights Argentina 2013 Neuquén Basin development drilling program concluded with 28 wells spud Initiated 7-well Neuquén horizontal drilling program with encouraging early results Testing vertical Vaca Muerta well in Coiron Amargo $7.50/Mcf pricing available for incremental gas production for qualifying producers Colombia Initiated exploration drilling activities in each of our 3 areas (Llanos 40, Llanos 32 and Turpial) Maniceño field production has surpassed 1.1 MMbo Vaca Muerta Exposure Neuquén Basin (Vaca Muerta acreage) Entre Lomas 96,000 net acres Bajada del Palo 59,000 net acres Agua Amarga 37,000 net acres Coiron Amargo 45,000 net acres Charco del Palenque 12,000 net acres Total 249,000 net acres WPX Operational Update | February 27, 2014 33 WPXENERGY

International Segment (Unaudited) 2012 2013 (Dollars in millions) 1Q 2Q 3Q 4Q YTD 1Q 2Q 3Q 4Q YTD Revenues: Product revenues: Natural gas sales $ 4 $ 5 $ 4 $ 5 $ 18 $ 4 $ 6 $ 4 $ 5 $ 19 Oil and condensate sales 26 27 31 31 115 28 30 29 28 115 Natural gas liquid sales 1 1 - 1 3 1 - - 1 2 Total product revenues 31 33 35 37 136 33 36 33 34 136 Gas management - - - - - - - - - - Net gain (loss) on derivatives not designated as hedges - - - - - - - - - - Other - 1 - - 1 3 6 2 5 16 Total revenues 31 34 35 37 137 36 42 35 39 152 Costs and expenses: Lease and facility operating 6 7 8 11 32 8 10 8 11 37 Gathering, processing and transportation - - - 2 2 1 1 - 1 3 Taxes other than income 5 7 6 6 24 6 6 6 6 24 Gas management, including charges for unutilized pipeline capacity - - - - - - - - - - Exploration 5 3 3 - 11 1 3 - 3 7 Depreciation, depletion and amortization 6 6 7 8 27 7 10 8 9 34 Impairment of producing properties - - - - - - - - 3 3 Gain on sale of Powder River Basin deep rights - - - - - - - - - - General and administrative 3 3 3 5 14 3 5 3 3 14 Other – net - (2) 1 1 - 1 (4) 3 - - Total costs and expenses 25 24 28 33 110 27 31 28 36 122 Operating income (loss) 6 10 7 4 27 9 11 7 3 30 Interest expense - - - - - - - - - - Interest capitalized - - - - - - - - - - Investment income and other 8 8 6 5 27 5 7 4 5 21 Income (loss) from continuing operations before income taxes $ 14 $ 18 $ 13 $ 9 $ 54 $ 14 $ 18 $ 11 $ 8 $ 51 Summary of Net Production Volumes (1) Natural gas (MMcf) 1,737 1,726 1,861 1,737 7,061 1,485 1,620 1,707 1,723 6,534 Oil (Mbbl) 507 562 573 536 2,178 506 553 484 489 2,032 Natural gas liquids (Mbbl) 45 44 45 47 181 42 44 42 40 167 Combined equivalent volumes (MMcfe)(2) 5,052 5,362 5,569 5,235 21,218 4,775 5,202 4,862 4,894 19,733 (1) Reflects approximately 69 percent of Apco’s production, which corresponds to our ownership interest in Apco, and other minor directly held interests. (2) Oil and natural gas liquids were converted to MMcfe using the ratio of one barrel of oil, condensate or natural gas liquids to six thousand cubic feet of natural gas. WPX Operational Update | February 27, 2014 39 WPXENERGY